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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): MAY 28, 1997
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                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                         0-23668                  04-2987600
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(State or other                     (Commission               (IRS Employer
jurisdiction of                     File Number)            Identification No.)
incorporation)


      32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS            01923
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      (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code: (508) 777-4247
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ITEM 5.   OTHER EVENTS.
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     On May 28, 1997, the Registrant publicly disseminated a press release announcing that it had been awarded four research and development contracts, totaling $400,000, by various government agencies including the National Aeronautical and Space Administration (NASA), the U.S. Air Force and the Defense Special Weapons Agency. Most of these contracts, which are anticipated to be completed during 1997, focus on leakage reduction in SIMOX-SOI wafers with thinner buried oxide layers, non-destructive testing of SIMOX-SOI wafers for certain quality parameters and radiation hardened testing of specially processed SIMOX-SOI substrates. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  Exhibit.

     99.1    The Registrant's Press Release dated May 28, 1997.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IBIS TECHNOLOGY CORPORATION
                                        ---------------------------
                                        (Registrant)



                                        /s/ Timothy Burns
Date: June 6, 1997                      -------------------------------------
                                        Timothy Burns
                                        Chief Financial Officer






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                                  EXHIBIT INDEX
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Exhibit                                                     Sequential
Number                  Description                         Page Number
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99.1                    The Registrant's Press Release            5
                        dated May 28 1997